Class A:    GSGIX    Class B:    GSLBX    Class C:    GSLCX    Institutional:    GSGLX    Service:    GGISX    Class IR:    GBIRX

Before you invest, you may want to review the Goldman Sachs Global Income Fund’s (the “Fund”) Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information (“SAI”) and most recent annual reports to shareholders, online at www.gsamfunds.com/summaries. You can also get this information at no cost by calling 800-621-2550 for Institutional and Service shareholders, 800-526-7384 for all other shareholders or by sending an e-mail request to gs-funds-document-requests@gs.com. The Fund’s Prospectus and SAI, both dated July 29, 2014, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE

The Goldman Sachs Global Income Fund (the “Fund”) seeks a high total return, emphasizing current income, and, to a lesser extent, providing opportunities for capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in Goldman Sachs Funds. More information about these and other discounts is available from your financial professional and in “Shareholder Guide—Common Questions Applicable to the Purchase of Class A Shares” beginning on page 55 of the Prospectus and “Other Information Regarding Maximum Sales Charge, Purchases, Redemptions, Exchanges and Dividends” beginning on page B-124 of the Fund’s SAI.

SHAREHOLDER FEES (fees paid directly from your investment)

	Class A	Class B	Class C	Institutional	Service	Class IR
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or sale proceeds)[1]	None	5.00%	1.00%	None	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Institutional	Service	Class IR
Management Fees	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	None	None	None
Other Expenses[2]	0.30%	0.30%	0.30%	0.21%	0.70%	0.30%
Service Fees	None	None	None	None	0.25%	None
Shareholder Administrative Fees	None	None	None	None	0.25%	None
All Other Expenses	0.30%	0.30%	0.30%	0.21%	0.20%	0.30%
Total Annual Fund Operating Expenses	1.20%	1.95%	1.95%	0.86%	1.35%	0.95%
Expense Limitation[3]	(0.16)%	(0.16)%	(0.16)%	(0.16)%	(0.15)%	(0.16)%
Total Annual Fund Operating Expenses After Expense Limitation	1.04%	1.79%	1.79%	0.70%	1.20%	0.79%

[1]

A contingent deferred sales charge (“CDSC”) is imposed on Class B Shares redeemed within six years of purchase, declining from a rate of 5% in the first year to 1% in the sixth year, and eliminated thereafter. A CDSC of 1% is imposed on Class C Shares redeemed within 12 months of purchase.

[2]

The differences in the “Other Expenses” ratios across the share classes are the result of, among other things, contractual differences in transfer agency fees and the effect of mathematical rounding on the daily accrual of certain expenses, particularly in respect of small share classes.

[3]

The Investment Adviser has agreed to reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees, shareholder administration fees, taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to 0.004% of the Fund’s average daily net assets through at least July 29, 2015, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.

2        SUMMARY PROSPECTUS — GOLDMAN SACHS GLOBAL INCOME FUND

EXPENSE EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in Class A, Class B, Class C, Institutional, Service and/or Class IR Shares of the Fund for the time periods indicated and then redeem all of your Class A, Class B, Class C, Institutional, Service and/or Class IR Shares at the end of those periods, unless otherwise stated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates the expense limitation arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$477	$726	$995	$1,761
Class B Shares
— Assuming complete redemption at end of period	$682	$897	$1,237	$2,067
— Assuming no redemption	$182	$597	$1,037	$2,067
Class C Shares
— Assuming complete redemption at end of period	$282	$597	$1,037	$2,262
— Assuming no redemption	$182	$597	$1,037	$2,262
Institutional Shares	$72	$258	$461	$1,046
Service Shares	$122	$413	$725	$1,611
Class IR Shares	$81	$287	$510	$1,152

PORTFOLIO TURNOVER

The Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ended March 31, 2014 was 288% of the average value of its portfolio.

PRINCIPAL STRATEGY

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in a portfolio of fixed income securities of U.S. and foreign issuers. Foreign securities include securities of issuers located outside the U.S. or securities quoted or denominated in a currency other than the U.S. dollar. The Fund also enters into transactions in foreign currencies, typically through the use of forward contracts and swap contracts.

Under normal market conditions, the Fund will:

¡	Have at least 30% of its Net Assets, after considering the effect of currency positions, denominated in U.S. dollars

¡	Invest in securities of issuers in at least three countries

¡

Seek to meet its investment objective by pursuing investment opportunities in foreign and domestic fixed income securities markets and by engaging in currency transactions to seek to enhance returns and to seek to hedge its portfolio against currency exchange rate fluctuations

The Fund may invest more than 25% of its total assets in the securities of corporate and governmental issuers located in each of Canada, Germany, Japan and the United Kingdom as well as in the securities of U.S. issuers. Not more than 25% of the Fund’s total assets will be invested in securities of issuers in any other single foreign country. The Fund may also invest up to 10% of its total assets (not including securities lending collateral and any investment of that collateral) measured at the time of purchase (“Total Assets”) in sovereign and corporate debt securities and other instruments of issuers in emerging market countries (“emerging countries debt”).

The fixed income securities in which the Fund may invest include:

¡	Securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”) and custodial receipts therefor

¡	Securities issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies, instrumentalities or by supranational entities

¡	Corporate debt securities

¡

Certificates of deposit and bankers’ acceptances issued or guaranteed by, or time deposits maintained at, U.S. or foreign banks (and their branches wherever located) having total assets of more than $1 billion

¡	Commercial paper

¡	Privately issued adjustable rate and fixed rate mortgage loans or other mortgage-related securities (“Mortgage-Backed Securities”) and asset-backed securities

The Fund may invest in fixed income securities rated at least BBB- or Baa3 at the time of purchase, and at least 25% of the Fund’s Total Assets will be invested in fixed income securities rated at least AAA or Aaa at the time of purchase. Securities will either be rated by a nationally recognized statistical rating organization (“NRSRO”) or, if unrated, determined by the Investment Adviser to be of comparable credit quality.

The Fund’s target duration range under normal interest rate conditions is expected to approximate that of the Barclays Global Aggregate Bond (Gross, USD, Hedged) Index, plus or minus 2.5 years, and over the last ten years ended June 30, 2014, the duration of the index has ranged between 4.33 and 6.14 years. “Duration” is a measure of a debt security’s price sensitivity to changes in interest rates. The longer the duration of the Fund (or an individual debt security), the more sensitive its market price to changes in interest rates. For example, if market interest rates increase by 1%,

3        SUMMARY PROSPECTUS — GOLDMAN SACHS GLOBAL INCOME FUND

the market price of a debt security with a positive duration of 3 will generally decrease by approximately 3%. Conversely, a 1% decline in market interest rates will generally result in an increase of approximately 3% of that security’s market price. Subject to the above, there are no limits on the length of remaining maturities of securities held by the Fund. The approximate interest rate sensitivity of the Fund is generally comparable to that of a 6 year bond.

The Fund’s benchmark index is the Barclays Global Aggregate Bond (Gross, USD, Hedged) Index.

THE FUND IS NON-DIVERSIFIED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”) AND MAY INVEST A LARGER PERCENTAGE OF ITS ASSETS IN FEWER ISSUERS THAN DIVERSIFIED MUTUAL FUNDS.

PRINCIPAL RISKS OF THE FUND

Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective. Investments in the Fund involve substantial risks which prospective investors should consider carefully before investing.

Credit/Default Risk. An issuer or guarantor of fixed income securities or instruments held by the Fund may default on its obligation to pay interest and repay principal or default on any other obligation. Additionally, the credit quality of securities may deteriorate rapidly, which may impair the Fund’s liquidity and cause significant deterioration in net asset value (“NAV”).

Derivatives Risk. Loss may result from the Fund’s investments in forwards, swaps and other derivative instruments. These instruments may be illiquid, difficult to price and leveraged so that small changes in the value of underlying investments may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

Foreign and Emerging Countries Risk. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions, by the United States or other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Interest Rate Risk. When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments.

Large Shareholder Redemptions Risk. The Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Mortgage-Backed and Other Asset-Backed Securities Risk. Mortgage-related and other asset-backed securities are subject to certain additional risks, including “extension risk” (i.e., in periods of rising interest rates, issuers may pay principal later than expected) and “prepayment risk” (i.e., in periods of declining interest rates, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). Mortgage-backed securities offered by non-governmental issuers are subject to other risks as well, including failures of private insurers to meet their obligations and unexpectedly high rates of default on the mortgages backing the securities. Other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as risks associated with the nature and servicing of the assets backing the securities. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk.

Non-Diversification Risk. The Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Sovereign Default Risk. The issuer of the non-U.S. sovereign debt held by the Fund or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay the principal or interest when due. This may result from political or social factors, the general economic environment of a country or levels of foreign debt or foreign currency exchange rates.

U.S. Government Securities Risk. The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. Government Securities issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Banks are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that issuers of U.S. Government Securities will not have the funds to meet their payment obligations in the future.

4        SUMMARY PROSPECTUS — GOLDMAN SACHS GLOBAL INCOME FUND

PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Class A Shares from year to year; and (b) how the average annual total returns of the Fund’s Class A, Class B, Class C, Institutional, Service and Class IR Shares compare to those of a broad-based securities market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at www.gsamfunds.com/performance or by calling the appropriate phone number on the back cover of the Prospectus.

The bar chart (including “Best Quarter” and “Worst Quarter” information) does not reflect the sales loads applicable to Class A Shares. If the sales loads were reflected, returns would be less. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2013	1 Year	5 Years	10 Years	Since Inception
Class A Shares (Inception 8/2/91)
Returns Before Taxes	-3.07%	4.77%	3.78%	5.44%
Returns After Taxes on Distributions	-5.36%	2.89%	1.96%	3.12%
Returns After Taxes on Distributions and Sale of Fund Shares	-1.46%	3.03%	2.25%	3.27%
Barclays Global Aggregate Bond (Gross, USD, Hedged) Index (reflects no deduction for fees, expenses or taxes)	-0.14%	4.11%	4.42%	6.19%	†
Class B Shares (Inception 5/1/96)
Returns Before Taxes	-5.08%	4.35%	3.56%	4.88%
Barclays Global Aggregate Bond (Gross, USD, Hedged) Index (reflects no deduction for fees, expenses or taxes)	-0.14	4.11%	4.42%	5.72%
Class C Shares (Inception 8/15/97)
Returns Before Taxes	-1.08%	4.78%	3.42%	4.08%
Barclays Global Aggregate Bond (Gross, USD, Hedged) Index (reflects no deduction for fees, expenses or taxes)	-0.14%	4.11%	4.42%	5.39%	††
Institutional Shares (Inception 8/1/95)
Returns Before Taxes	1.02%	5.94%	4.57%	5.90%
Barclays Global Aggregate Bond (Gross, USD, Hedged) Index (reflects no deduction for fees, expenses or taxes)	-0.14%	4.11%	4.42%	5.83%
Service Shares (Inception 3/12/97)
Returns Before Taxes	0.49%	5.40%	4.04%	4.79%
Barclays Global Aggregate Bond (Gross, USD, Hedged) Index (reflects no deduction for fees, expenses or taxes)	-0.14%	4.11%	4.42%	5.57%	†††
Class IR Shares (Inception 7/30/10)
Returns Before Taxes	0.85%	N/A	N/A	3.54%
Barclays Global Aggregate Bond (Gross, USD, Hedged) Index (reflects no deduction for fees, expenses or taxes)	-0.14%	N/A	N/A	3.10%

†	Calculated from September 1, 1991 to December 31, 2013.

††	Calculated from September 1, 1997 to December 31, 2013.

†††	Calculated from April 1, 1997 to December 31, 2013.

The after-tax returns are for Class A Shares only. The after-tax returns for Class B, Class C, Institutional, Service and Class IR Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

5        SUMMARY PROSPECTUS — GOLDMAN SACHS GLOBAL INCOME FUND

PORTFOLIO MANAGEMENT

Goldman Sachs Asset Management International is the investment adviser for the Fund (the “Investment Adviser” or “GSAMI”).

Portfolio Managers: Andrew Wilson, Managing Director, Co-Head Global Fixed Income and Liquidity Management, has managed the Fund since 1995; and Iain Lindsay, Managing Director, Co-Head Global Lead Portfolio Management, has managed the Fund since 2001.

BUYING AND SELLING FUND SHARES

The minimum initial investment for Class A and Class C Shares is, generally, $1,000. The minimum initial investment for Institutional Shares is, generally, $1,000,000 for individual or certain institutional investors, alone or in combination with other assets under the management of the Investment Adviser and its affiliates. There is no minimum for initial purchases of Class IR Shares. Those share classes with a minimum initial investment requirement do not impose it on certain employee benefit plans, and Institutional Shares do not impose it on certain investment advisers investing on behalf of other accounts.

The minimum subsequent investment for Class A and Class C shareholders is $50, except for certain employee benefit plans, for which there is no minimum. There is no minimum subsequent investment for Institutional or Class IR shareholders.

The Fund does not impose minimum purchase requirements for initial or subsequent investments in Service Shares, although an Authorized Institution (as defined below) may impose such minimums and/or establish other requirements such as a minimum account balance.

Class B Shares are generally no longer available for purchase by current or prospective investors.

You may purchase and redeem (sell) shares of the Fund on any business day through certain banks, trust companies, brokers, dealers, investment advisers and other financial institutions (“Authorized Institutions”).

TAX INFORMATION

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Investments through tax-deferred arrangements may become taxable upon withdrawal from such arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through an Authorized Institution, the Fund and/or its related companies may pay the Authorized Institution for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Authorized Institution and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Authorized Institution’s website for more information.

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